Noncontrolling Interest	12 Months Ended
Dec. 31, 2014
Noncontrolling Interest [Abstract]
Noncontrolling Interest
Noncontrolling Interest
Terra Nitrogen Company, L.P. (TNCLP)
TNCLP is a master limited partnership that owns a nitrogen manufacturing facility in Verdigris, Oklahoma. We own an aggregate 75.3% of TNCLP through general and limited partnership interests. Outside investors own the remaining 24.7% of the limited partnership. For financial reporting purposes, the assets, liabilities and earnings of the partnership are consolidated into our financial statements. The outside investors' limited partnership interests in the partnership have been recorded as part of noncontrolling interest in our consolidated financial statements. The noncontrolling interest represents the noncontrolling unitholders' interest in the earnings and equity of TNCLP. An affiliate of CF Industries is required to purchase all of TNCLP's fertilizer products at market prices as defined in the Amendment to the General and Administrative Services and Product Offtake Agreement, dated September 28, 2010.
TNCLP makes cash distributions to the general and limited partners based on formulas defined within its Agreement of Limited Partnership. Cash available for distribution is defined in the agreement generally as all cash receipts less all cash disbursements, less certain reserves (including reserves for future operating and capital needs) established as the general partner determines in its reasonable discretion to be necessary or appropriate. Changes in working capital affect available cash, as increases in the amount of cash invested in working capital items (such as increases in inventory and decreases in accounts payable) reduce available cash, while declines in the amount of cash invested in working capital items increase available cash. Cash distributions to the limited partners and general partner vary depending on the extent to which the cumulative distributions exceed certain target threshold levels set forth in the Agreement of Limited Partnership.
In each of the applicable quarters of 2014, 2013 and 2012, the minimum quarterly distributions were satisfied, which entitled us, as the general partner, to receive increased distributions on our general partner interests as provided for in the Agreement of Limited Partnership. The earnings attributed to our general partner interest in excess of the threshold levels for the years ended December 31, 2014, 2013 and 2012 were $139.4 million, $200.6 million and $234.0 million, respectively.
As of December 31, 2014, Terra Nitrogen GP Inc. (TNGP), the general partner of TNCLP (and an indirect wholly-owned subsidiary of CF Industries), and its affiliates owned 75.3% of TNCLP's outstanding units. When not more than 25% of TNCLP's issued and outstanding units are held by non-affiliates of TNGP, TNCLP, at TNGP's sole discretion, may call, or assign to TNGP or its affiliates, TNCLP's right to acquire all such outstanding units held by non-affiliated persons. If TNGP elects to acquire all outstanding units, TNCLP is required to give at least 30 but not more than 60 days' notice of TNCLP's decision to purchase the outstanding units. The purchase price per unit will be the greater of (1) the average of the previous 20 trading days' closing prices as of the date five days before the purchase is announced or (2) the highest price paid by TNGP or any of its affiliates for any unit within the 90 days preceding the date the purchase is announced.
Canadian Fertilizers Limited (CFL)
CFL owns a nitrogen fertilizer complex in Medicine Hat, Alberta, Canada, which until April 30, 2013, supplied fertilizer products to CF Industries and Viterra Inc. (Viterra). The Medicine Hat complex is the largest nitrogen fertilizer complex in Canada, with two world-scale ammonia plants, a world-scale granular urea plant and on-site storage facilities for both ammonia and urea.
Prior to April 30, 2013, CF Industries owned 49% of the voting common shares and 66% of the non-voting preferred shares of CFL and purchased 66% of the production of CFL. Also prior to April 30, 2013, Viterra held 34% of the equity ownership of CFL, and had the right to purchase up to the remaining 34% of CFL's production. Both CF Industries and Viterra were entitled to receive distributions of net earnings of CFL based upon their respective purchases from CFL. The remaining 17% of the voting common shares were owned by GROWMARK, Inc. and La Coop fédérée. CFL was a variable interest entity that was consolidated in our financial statements.
In 2012, we entered into agreements to acquire the noncontrolling interests in CFL for C$0.9 billion, which included 34% of CFL's common and preferred shares owned by Viterra, the product purchase agreement between CFL and Viterra and the CFL common shares held by GROWMARK, Inc. and La Coop fédérée. In April 2013, we completed the acquisitions. Since CFL was previously a consolidated variable interest entity, the purchase price was recognized as follows: a $0.8 billion reduction in paid-in capital; a $0.1 billion deferred tax asset; and the removal of the CFL noncontrolling interest. CFL is now a wholly-owned subsidiary and we purchased 100% of CFL's ammonia and granular urea production.
CF Industries' and Viterra's purchases of nitrogen fertilizer products from CFL were made under product purchase agreements, and the selling prices were determined under the provisions of these agreements. Prior to the fourth quarter of 2012, an initial selling price was paid to CFL based upon CFL's production cost plus an agreed-upon margin once title passed as the product was shipped. At the end of the year, the difference between the market price of products purchased from CFL and the price based on production cost plus the agreed-upon margin was paid to CFL. The sales revenue attributable to this difference was accrued by the Company on an interim basis.
In the fourth quarter of 2012, the CFL Board of Directors approved amendments to the product purchase agreements retroactive to January 1, 2012 that modified the selling prices that CFL charged for products sold to Viterra and CF Industries to eliminate the requirement to pay to CFL the difference between the market price and the price based on production cost plus an agreed-upon margin. The effect of the selling price amendments to the product purchase agreements impacts the comparability of our financial results. These changes impact the year-over-year comparability of net sales, gross margin, operating earnings, earnings before income taxes and net earnings attributable to noncontrolling interest, but do not impact the comparability of our net earnings attributable to common stockholders or net cash flows for the same period.
A reconciliation of the beginning and ending balances of noncontrolling interest and distributions payable to the noncontrolling interests on our consolidated balance sheets is provided below.

	Year ended December 31,
	2014	2013			2012
	TNCLP	CFL	TNCLP	Total	CFL	TNCLP	Total
	(in millions)
Noncontrolling interest:
Beginning balance	$362.3	$17.4	$362.6	$380.0	$16.7	$369.2	$385.9
Earnings attributable to noncontrolling interest	46.5	2.3	65.9	68.2	3.5	71.2	74.7
Declaration of distributions payable	(46.0)	(2.3)	(66.2)	(68.5)	(5.3)	(77.8)	(83.1)
Acquisitions of noncontrolling interests in CFL	—	(16.8)	—	(16.8)	—	—	—
Effect of exchange rate changes	—	(0.6)	—	(0.6)	2.5	—	2.5
Ending balance	$362.8	$—	$362.3	$362.3	$17.4	$362.6	$380.0
Distributions payable to noncontrolling interest:
Beginning balance	$—	$5.3	$—	$5.3	$149.7	$—	$149.7
Declaration of distributions payable	46.0	2.3	66.2	68.5	5.3	77.8	83.1
Distributions to noncontrolling interest	(46.0)	(7.5)	(66.2)	(73.7)	(154.0)	(77.8)	(231.8)
Effect of exchange rate changes	—	(0.1)	—	(0.1)	4.3	—	4.3
Ending balance	$—	$—	$—	$—	$5.3	$—	$5.3